SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           __________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of Earliest Event Reported): April 5, 1994


                       LENNAR CORPORATION

     (Exact Name of Registrant as specified in its Charter)


Delaware      			1-6643    	59-1281887
(State or Other Juris-		(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification
						Number)

        700 Northwest 107th Avenue, Miami, Florida 33172

      (Address of Principal Executive Offices)  (Zip Code)



Registrant's Telephone Number, Including Area Code:  (305) 559-4000





            This Report contains a total of 6 pages.

                 The Exhibit Index is on page 5.

Item 4. Changes in Registrant's Certifying Accountant.
- -----------------------------------------------------

          On April 5, 1994, the Company's Board of Directors, acting on the recommendation of the Audit Committee, approved the retention of Deloitte & Touche to audit the Company's financial statements at November 30, 1994 and for the year ending on that date. KPMG Peat Marwick audited the Company's financial statements for the year ended November 30, 1993 and for a number of years before that. The decision to replace KPMG Peat Marwick with Deloitte & Touch was based solely on cost considerations. Early in fiscal 1994, the Company invited KPMG Peat Marwick and three other firms it considered to be qualified to submit proposals for the audit of the Company's financial statements for the five fiscal years ending November 30, 1994 through 1998. Upon review of the proposals, the Company selected Deloitte & Touche, because it submitted the lowest cost proposal.

          Neither KPMG Peat Marwick's report on the financial statements of the Company and its subsidiary for the fiscal year ended November 30, 1993, nor its report on the financial statements for the year ended November 30, 1992, contained an adverse opinion or a disclaimer of an opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Neither in connection with the audits by KPMG Peat Marwick of the financial statements for those years, nor during any subsequent interim period, were there disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

          Deloitte & Touche has, for a number of years, assisted the Company in the preparation of tax returns and with regard to other tax related matters. The Company did not, during the Company's two most recent fiscal years, or during any subsequent interim period, consult Deloitte & Touche regarding either (i) the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements on which Deloitte & Touche provided a written report or written or oral advice which Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Statements and
          Exhibits.
	  --------------------------------------------------------
               (C)  Exhibits

                    Exhibit 16 - Letter from KPMG Peat Marwick

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LENNAR CORPORATION
                                     (Registrant)


                                   By: /S/ ALLAN J. PEKOR
				       ----------------------------
                                          Allan J. Pekor
                                          Financial Vice President
Dated: April 12, 1994

                          EXHIBIT INDEX


                                                  Page number
                                                  in sequential
                                                  numbering system
						  -----------------
Exhibit 16 - Letter from KPMG Peat                       6
               Marwick

April 11, 1994



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously principal accountants for Lennar Corporation and, under the date of January 18, 1994, we reported on the consolidated financial statements of Lennar Corporation and subsidiaries as of and for the years ended November 30, 1993 and 1992. On April 5, 1994, our appointment as principal accountants was terminated. We have read Lennar Corporation's statements included under Item 4 of its Form 8-K dated April 11, 1994, and we agree with such statements except that we are not in a position to agree or disagree with the Company's statement that Deloitte and Touche submitted the lowest cost proposal. Further, we are not in a position to agree or disagree with the statements made in the last sentence of the third paragraph of Item 4.

                                   Very truly yours,

                                   /S/ KPMG PEAT MARWICK